SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 22, 2006
               Date of Earliest Event Reported: September 14, 2006
               ---------------------------------------------------


                         EVOLUTION PETROLEUM CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       0-27862                                           41-1781991
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



 820 Gessner, Suite 1340, Houston, Texas                               77024
 ---------------------------------------                               -----
(Address of Principal Executive Offices)                            (Zip Code)



                                 (713) 935-0122
              (Registrant's Telephone Number, Including Area Code)


                            Natural Gas Systems, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS
-----------------

Item 1.01         Entry into a Material Definitive Agreement

Item 9.01         Financial Statements and Exhibits.

Signatures


Item 1.01         Entry into a Material Definitive Agreement.

Payment of Bonuses.

On September 14, 2006, under the direction of the Compensation Committee of the Board of Directors of Evolution Petroleum Corporation ("EPM" or the "Company"), the Company disbursed the funds under the Company's existing bonus plans established in various executive officer employment agreements previously filed with the Securities and Exchange Commission (the "Bonus Plans"). The purposes of the Bonus Plan are to motivate employees, including executive officers, by tying compensation to performance, reward exceptional performance that supports overall EMP objectives, and attract and retain top performing employees. The Bonus Plan objectives primarily relate to the achievement of certain objectives set by the Company's Compensation Committee. Achievement of such objectives determines the amount of cash bonus paid to the executive officers, with limitations set forth in the respective executive officer employment agreement or other agreement. Under the Bonus Plan noted above, Robert Herlin, CEO and President received a bonus of $105,000 for the six months ended June 30, 2006, Sterling McDonald, CFO, received a bonus of $60,000 for the six months ended June 30, 2006, and Daryl Mazzanti, VP of Operations, received a bonus of $116,250 for the 12 months ended June 30, 2006.

Indemnification Agreements with Officers and Directors

On September 20, 2006, the Board of Directors of the Company approved a new form of indemnification agreement to be entered into by the Company with its directors and officers. On September 20, 2006, the Company entered into separate indemnification agreements with Laird Q. Cagan the Company's Chairman of the Board, William Dozier, Gene Stoever, and E.J. DiPaolo, directors of the Company, Robert S. Herlin, the Company's Chief Executive Officer and director, Sterling McDonald, the Company's Chief Executive Officer, and Daryl Mazzanti, the Company's V.P. of Operations. The Company currently expects that it will enter into indemnification agreements in the form that was approved on September 20, 2006 with any future directors and officers. In general, the indemnification agreements provide that the Company will, to the fullest extent permitted by Nevada law and subject to certain limitations, indemnify the director or officer against certain expenses (including attorneys' fees), judgments, fines, penalties and settlement amounts that may be incurred in connection with the defense or settlement of any claim, criminal, civil or administrative action or proceeding to which the director or officer becomes subject in connection with his service as a director or officer of the Company. The agreements provide for indemnification rights regarding both third-party claims and proceedings brought by or in the right of the Company. In addition, each indemnification agreement provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement to the fullest extent permitted by Nevada law. The indemnification agreements supersede all prior indemnification agreements entered into with the directors and officers. The indemnification agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitees may be entitled, including any rights arising under the Articles of Incorporation or By-Laws of the Company, or Nevada law. The above description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.


         Exhibits.


         The Exhibit included as part of this Current Report is listed in the attached Exhibit Index. The Exhibit Index, together with the Exhibit listed therein, is incorporated herein by this reference.

Exhibit No.        Description
-----------        -----------
10.1               Form of Indemnification Agreement for Officers and Directors,
                   as adopted on September 20, 2006



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EVOLUTION PETROLEUM CORPORATION


Date: September 22, 2006          By:  /s/ Robert S. Herlin
                                       -----------------------------------------
                                       Robert S. Herlin, Chief Executive Officer